SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 10, 2016

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The information in this Current Report on Form 8-K/A, including Exhibit 99.1, updates information provided on a Form 8-K filed by Citizens Community Bancorp, Inc. on February 16, 2016, to include the pro forma financial information required under Item 9.01 on Form 8-K.

Item 1.01.  Entry into a Material Definitive Agreement.

On February 10, 2016, Citizens Community Federal N.A.("CCF"), a wholly owned subsidiary of Citizens Community Bancorp, Inc. (the "Company"), entered into a Plan and Agreement of Merger (the “Agreement”) by and among Old Murry Bancorp, Inc., a Wisconsin Corporation ("Old Murray") and Community Bank of Northern Wisconsin ("CBN"), a Wisconsin State Bank with its headquarters located in Rice Lake, Wisconsin (the "Merger"). All of CBN's outstanding shares of stock are owned by Old Murry.

Pursuant to the Agreement, CCF will acquire all of the assets and liabilities of CBN. The purchase price to be paid for the net assets of CBN is expected to be funded by a combination of cash and newly issued debt of the Company. The Merger is expected to occur in or around June 2016, subject to customary closing conditions, including regulatory approvals, and the approval of the Agreement by shareholders of Old Murray.

Item 8.01. Other Events.

On February 16, 2016, the Company issued a press release announcing the entry of CCF into the Agreement and is incorporated herein by reference into this Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is being furnished under this Item 9.01(b) as Exhibit 99.1 attached hereto, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing:
The following unaudited pro forma financial information related to the Merger is attached as Exhibit 99.1 to this Form 8-K/A and is incorporated by reference into this Form 8-K/A:

•	Unaudited pro forma condensed combined balance sheet as of September 30, 2015, giving effect to the Merger as if it occurred on September 30, 2015.

•	Unaudited pro forma condensed combined statement of operations for the Company and CBN for the twelve months ended September 30, 2015, giving effect to the Merger as if it occurred on October 1, 2014.

•	Notes to the unaudited pro forma condensed financial statements.

(d)	Exhibits
Exhibit Number        Description of Exhibit
99.1            Citizens Community Bancorp, Inc. Unaudited Pro Forma Condensed Consolidated
Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: March 30, 2016	By:	/s/ Mark C. Oldenberg
Mark C. Oldenberg
Chief Financial Officer